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                                                                   Exhibit 10.8


                                     EXHIBIT B


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                           INCENTIVE STOCK OPTION AGREEMENT

     This Stock Option Agreement is made and entered into this ____ day of ________, 199__, pursuant to the QCS CORPORATION 1997 Stock Option Plan (the "Plan"). Any terms not defined in this agreement will have the meanings ascribed to such terms in the Plan. The Committee administering the Plan has selected __________________ ("the Optionee") to receive the following grant of an incentive stock option ("Stock Option") to purchase shares of the common stock of QCS CORPORATION, a Delaware corporation (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

     1.   Stock Options Granted:

              No. of Shares Subject to Option . . . . . . . . . . ___________
              Date of Grant . . . . . . . . . . . . . . . . . . . ___________
              Vesting Commencement Date . . . . . . . . . . . . . ___________
              Exercise Price Per Share. . . . . . . . . . . . . . ___________
              Expiration Date . . . . . . . . . . . . . . . . . . ___________

     2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan.

     3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

     4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

          (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first (four) 4 full calendar quarters following the Vesting Commencement Date.

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          (b)  Optionee may exercise the Stock Option as to one fourth of the
Shares at the end of the 4th full calendar quarter following the Vesting Commencement Date.

          (c) Optionee may exercise the Stock Option as to an additional 1/16th of the Shares at the end of each of the full calendar quarter commencing with the 5th full calendar quarter following the Vesting Commencement Date.

          (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a share, or for any share for which the Stock Option is not exercisable.

     5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

     6. The Stock Option shall not become exercisable unless and until the Corporation has determined that:

          (a) it and Optionee have taken all actions required to register such shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

          (b) any applicable listing requirement of any stock exchange on which such shares are listed has been satisfied; and

          (c) all other applicable provisions of state and Federal law have been satisfied.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                                 QCS CORPORATION


                                         By:
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           (signature)                                  (signature)


                                         Its:
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      (Type or Print Name)


Address:
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